Acquisitions (Notes)	6 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
21. Acquisitions
On December 21, 2015, Western entered into the Merger Agreement, by and among Western, MergerCo, NTI and Northern Tier Energy GP LLC, the general partner of NTI and a wholly-owned subsidiary of Western (“NTI GP”). On June 23, 2016, following the approval of the Merger by NTI common unitholders, all closing conditions to the Merger were satisfied, and the Merger was successfully completed. Upon the terms and subject to the conditions set forth in the Merger Agreement, MergerCo merged with and into NTI, the separate limited liability company existence of MergerCo ceased and NTI continued to exist, as a limited partnership under Delaware law and as an indirect wholly-owned subsidiary of Western, as the surviving entity in the Merger.
Prior to the Merger, NT InterHoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Western ("NT InterHoldCo"), owned 100% of the membership interests in NTI GP and 38.3% of NTI’s outstanding common units representing limited partner interests in NTI (“NTI Common Units”). NT InterHoldCo also owned 100% of the membership interests in Western Acquisition Holdings, LLC, a Delaware limited liability company and holder of 100% of the membership interests in MergerCo (“MergerCo HoldCo”). Following the Merger, NTI GP remained the sole general partner of NTI, the NTI Common Units held by Western and its subsidiaries were unchanged and remained issued and outstanding, and, by virtue of the Merger, all of the membership interests in MergerCo automatically converted into the number of NTI Common Units (excluding any NTI Common Units owned by Western and its subsidiaries) issued and outstanding immediately prior to the effective time of the Merger. Consequently, NT InterHoldCo and its wholly-owned subsidiary, MergerCo HoldCo, became the sole limited partners of NTI.
Pursuant to the Merger Agreement, we paid $859.9 million in cash and issued 17.1 million shares of Western common stock adjusted slightly for cash paid in lieu of fractional shares. We incurred transaction costs related to the Merger of $12.4 million.
The Merger involved a change in WNR’s ownership interest in its subsidiary, NTI, due to the purchase of the remaining ownership interests not already owned by WNR and was accounted for under Accounting Standards Codification 810-10-45-23, Consolidation, which indicates that increases in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary shall be accounted for as an equity transaction. Therefore, no gain or loss was realized as a result of the Merger. Any difference between the consideration paid and the amount by which the non-controlling interest is adjusted was recognized in Western shareholders' equity.
Based upon the consideration elections made by NTI common unitholders, this cash and Western common stock was allocated among NTI common unitholders as follows:

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NTI common unitholders who made a valid “Mixed Election” (as defined in the Merger Agreement), or who made no election, received $15.00 in cash and 0.2986 of a share of Western common stock for each such NTI common unit held.

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NTI common unitholders who made a valid “Cash Election” (as defined in the Merger Agreement) received $15.357 in cash and 0.28896 of a share of Western common stock as prorated in accordance with the Merger Agreement for each such NTI common unit held.

•	NTI common unitholders who made a valid “Stock Election” (as defined in the Merger Agreement) received 0.7036 of a share of Western common stock for each such NTI common unit held.
The consolidated statements of operations include the results of the Merger beginning on June 23, 2016. The following unaudited pro forma information assumes that (i) the Merger occurred on January 1, 2015; (ii) $500.0 million was borrowed to fund the Merger consideration on January 1, 2015, resulting in increased interest and debt expense of $8.2 million, $17.2 million, $9.0 million and $18.0 million for the three and six months ended June 30, 2016 and 2015, respectively; and (iii) income tax expense increased as a result of the increased net income attributable to Western Refining, Inc. offset by increased interest and debt expense of $8.7 million, $6.9 million, $25.0 million and $45.8 million, for the three and six months ended June 30, 2016 and 2015, respectively.

	Unaudited Pro Forma for the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands, except per share data)
Net sales	$2,107,308	$2,828,892	$3,562,812	$5,147,622
Operating income	163,472	315,393	242,099	571,386
Net income	85,991	179,865	118,368	324,970
Net income attributable to Western Refining, Inc.	79,521	174,475	107,195	314,397

Basic earnings per share	$0.73	$1.55	$0.98	$2.79
Diluted earnings per share	0.72	1.55	0.97	2.79